UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number:    811-23097

Cohen & Steers Low Duration Preferred and Income Fund, Inc.

(Exact name of registrant as specified in charter)

1166 Avenue of the Americas, 30th Floor, New York, NY 10036

(Address of principal executive offices) (Zip code)

Dana A. DeVivo

Cohen & Steers Capital Management, Inc.

1166 Avenue of the Americas, 30th Floor,

New York, NY 10036

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (212) 832-3232

Date of fiscal year end:    April 30

Date of reporting period:    October 31, 2023

Item 1. Reports to Stockholders.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

To Our Shareholders:

We would like to share with you our report for the six months ended October 31, 2023. The total returns for the Cohen & Steers Low Duration Preferred and Income Fund, Inc. (the Fund) and its comparative benchmarks were:

Six Months Ended October 31, 2023
Cohen & Steers Low Duration Preferred and Income Fund:
Class A	2.16%
Class C	1.79%
Class F	2.46%
Class I	2.34%
Class R	2.06%
Class Z	2.35%
ICE BofA 1-3 Year U.S. Corporate Index(a)	0.82%
Blended Benchmark—65% ICE BofA 8% Constrained Developed Markets Low Duration Capital Securities Custom Index and 35% ICE BofA 1-5 Year U.S. Corporate Index(a)	0.78%
S&P 500 Index(a)	1.39%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at NAV. Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower. Performance quoted does not reflect the deduction of the maximum 2.00% initial sales charge on Class A shares or the 1.00% maximum contingent deferred sales charge on Class C shares. The 1.00% maximum contingent deferred sales charge on Class C shares applies if redemption occurs on or before the one year anniversary date of their purchase. If such charges were included, returns would have been lower. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

(a)

The ICE BofA 1-3 Year U.S. Corporate Index tracks the performance of U.S. dollar-denominated investment-grade corporate debt publicly issued in the U.S. domestic market, with a remaining term to final maturity of less than three years. The ICE BofA 8% Constrained Developed Markets Low Duration Capital Securities Custom Index tracks the performance of select U.S. dollar-denominated fixed and floating-rate preferred, corporate and contingent capital securities, with issuer exposure capped at 8%, and with a remaining term to final maturity of one year or more, but less than five years. The ICE BofA 1-5 Year U.S. Corporate Index tracks the performance of U.S. dollar denominated investment-grade corporate debt publicly issued in the U.S. domestic market with a remaining term to final maturity of less than five years. The S&P 500 Index is an unmanaged index of 500 large-capitalization stocks that is frequently used as a general measure of U.S. stock market performance.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

The Fund makes regular monthly distributions at a level rate (the Policy). Distributions paid by the Fund are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. As a result of the Policy, the Fund may pay distributions in excess of the Fund’s investment company taxable income and net realized gains. This excess would be a return of capital distributed from the Fund’s assets. Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Market Review

Low-duration preferred securities had a modestly positive total return in the six months ended October 31, 2023. The period was mostly negative for fixed income as interest rates moved dramatically higher. While the inflation rate decelerated to its lowest level in two years, better-than-expected economic growth resulted in higher bond yields, as the market priced out 2023 cuts to the Federal Reserve’s benchmark rate. In this environment, low-duration preferreds outperformed Treasuries and investment-grade corporate bonds, which had declines. They also outperformed high-yield debt, which had a flat return in the period.

Fund Performance

The Fund had a positive total return in the period and outperformed the ICE BofA 1–3 Year U.S. Corporate Index. This benchmark focuses on investment-grade corporate bonds with maturities of one to three years. The Fund’s primary objective is to provide high current income, and its secondary objective is to provide capital preservation; we believe this is consistent with the benchmark over time. However, to meet its objectives, the Fund invests in low-duration preferred securities as well as shorter-term corporate bonds.

Banks, the main issuer of preferreds, stabilized after seeing some turmoil early in the year. In the U.S., the sudden collapse of Silicon Valley Bank and Signature Bank in March 2023 had raised concerns about contagion risk, followed later in the spring by the collapse of First Republic Bank. In Europe, struggling Credit Suisse was acquired by rival UBS, also in March. Financial regulators took swift action to mitigate contagion risk; the Fed and other central banks assured that funding would remain readily available in the global banking system.

Concerns around these events had generally eased by the start of the period. Industry data and individual company comments suggested that the well-publicized U.S. regional bank failures were idiosyncratic and not reflective of systemic risk. Credit Suisse, meanwhile, appeared to be an outlier among European banks. Overall, the sector continued to display the best profitability dynamics seen in years. Moreover, bank loans in Europe tend to be floating rate and/or shorter duration, enabling alignment with deposit yields. The Fund’s banking securities, which accounted for about 45% of its assets, rose more than 3% in the period, contributing to performance.

The insurance sector performed well during the period. Property & casualty insurance companies experienced significant premium growth due to the recovering economy, while life insurers benefited from the declining impact of the Covid pandemic. The Fund’s insurance holdings had a solid relative gain. Elsewhere of note, the Fund’s utilities and real estate issues outperformed the ICE BofA 1–3 Year U.S. Corporate Index, while its pipeline holdings underperformed with a modest decline.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

Impact of Derivatives on Fund Performance

The Fund used forward foreign currency exchange contracts to manage currency risk on certain Fund positions denominated in foreign currencies. The currency forwards did not have a material effect on the Fund’s total return for the six months ended October 31, 2023.

The Fund used total return swaps with the intention of managing credit risk. The swaps did not have a material effect on the Fund’s total return for the six months ended October 31, 2023.

Sincerely,

WILLIAM F. SCAPELL Portfolio Manager	ELAINE ZAHARIS-NIKAS Portfolio Manager

JERRY DOROST

Portfolio Manager

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of the report. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.

Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds specializes in liquid real assets, including real estate securities, listed infrastructure and natural resource equities, as well as preferred securities and other income solutions.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

Performance Review (Unaudited)

Average Annual Total Returns—For Periods Ended October 31, 2023

	Class A Shares		Class C Shares		Class F Shares	Class I Shares	Class R Shares	Class Z Shares
1 Year (with sales charge)	2.22	%(a)	2.57	%(b)	—	—	—	—
1 Year (without sales charge)	4.31%		3.57%		4.68%	4.67%	4.11%	4.57%
5 Years (with sales charge)	1.66	%(a)	1.36%		—	—	—	—
5 Years (without sales charge)	2.07%		1.36%		—	2.39%	1.85%	2.35%
Since Inception (with sales charge)(c)	2.27	%(a)	1.83%		—	—	—	—
Since Inception (without sales charge)(c)	2.54%		1.83%		1.56%	2.85%	2.32%	2.82%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance information current to the most recent month end can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at NAV. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the periods presented above, the investment advisor waived fees and/or reimbursed expenses. Without this arrangement, performance would have been lower.

The annualized gross and net expense ratios, respectively, for each class of shares as disclosed in the September 1, 2023 prospectus, supplemented on December 13, 2023, were as follows: Class A—1.10% and 0.95%; Class C—1.75% and 1.60%; Class F—0.75% and 0.60%; Class I—0.81% and 0.60%; Class R—1.25% and 1.10%; and Class Z—0.75% and 0.60%. The investment advisor has contractually agreed to waive its fee and/or reimburse expenses through June 30, 2025, so that the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, taxes and extraordinary expenses) do not exceed 0.95% for Class A shares, 1.60% for Class C shares, 0.60% for Class F shares, 0.60% for Class I shares, 1.10% for Class R shares and 0.60% for Class Z shares. This contractual agreement can be amended at any time by agreement of the Board of Directors of the Fund and the investment advisor and will terminate automatically in the event of termination of the investment advisory agreement between the Fund and the investment advisor.

(a)	Reflects a 2.00% front-end sales charge.
(b)	Reflects a contingent deferred sales charge of 1.00%.
(c)	Inception dates: November 30, 2015 for Class A, C, I, R and Z shares and June 3, 2020 for Class F shares.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs including investment advisory fees, distribution and/or service (12b1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2023—October 31, 2023.

Actual Expenses

The first line of the following table provides information about actual account values and expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

Expense Example (Unaudited)—(Continued)

	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During Period(a) May 1, 2023— October 31, 2023
Class A
Actual (2.16% return)	$1,000.00	$1,021.60	$4.47
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.71	$4.47

Class C
Actual (1.79% return)	$1,000.00	$1,017.90	$8.12
Hypothetical (5% annual return before expenses)	$1,000.00	$1,017.09	$8.11

Class F
Actual (2.46% return)	$1,000.00	$1,024.60	$3.05
Hypothetical (5% annual return before expenses)	$1,000.00	$1,022.12	$3.05

Class I
Actual (2.34% return)	$1,000.00	$1,023.40	$3.05
Hypothetical (5% annual return before expenses)	$1,000.00	$1,022.12	$3.05

Class R
Actual (2.06% return)	$1,000.00	$1,020.60	$5.59
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.61	$5.58

Class Z
Actual (2.35% return)	$1,000.00	$1,023.50	$3.05
Hypothetical (5% annual return before expenses)	$1,000.00	$1,022.12	$3.05

(a)

Expenses are equal to the Fund’s Class A, Class C, Class F, Class I, Class R and Class Z annualized net expense ratios of 0.88%, 1.60%, 0.60%, 0.60%, 1.10% and 0.60%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

October 31, 2023

Top Ten Holdings(a)

(Unaudited)

Security	Value	% of Net Assets

Charles Schwab Corp., 5.375%, Series G	$48,466,733	3.0
Nippon Life Insurance Co., 5.10%, due 10/16/44 (Japan)	37,909,207	2.3
Bank of America Corp., 6.10%, Series AA	32,308,172	2.0
Emera, Inc., 6.75%, due 6/15/26, Series 16-A (Canada)	31,267,700	1.9
Dai-ichi Life Insurance Co. Ltd., 5.10% (Japan)	28,965,335	1.8
BP Capital Markets PLC, 4.375% (United Kingdom)	27,949,368	1.7
JPMorgan Chase & Co., 6.75%, Series S	27,353,331	1.7
Credit Agricole SA, 7.875% (France)	25,735,500	1.6
Sempra, 4.875%	24,326,794	1.5
NextEra Energy Capital Holdings, Inc., 4.255%, due 9/1/24	24,109,299	1.5

(a)

Top ten holdings (excluding short-term investments and derivative instruments) are determined on the basis of the value of individual securities held. The Fund may also hold positions in other securities issued by the companies listed above. See the Schedule of Investments for additional details on such other positions.

Sector Breakdown(b)

(Based on Net Assets)

(Unaudited)

(b)	Excludes derivative instruments.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS

October 31, 2023 (Unaudited)

		Shares	Value
PREFERRED SECURITIES—EXCHANGE-TRADED	3.0%
BANKING	0.1%
Citigroup, Inc., 9.696% (3 Month USD Term SOFR + 4.302%), Series J(a)(b)		23,890	$611,584

FINANCIAL SERVICES	0.5%
Apollo Global Management, Inc., 7.625% to 9/15/28, due 9/15/53(d)		294,780	7,711,445

INSURANCE	0.4%
Athene Holding Ltd., 7.75% to 12/30/27, Series E (Bermuda)(a)(d)		89,415	2,226,433
Lincoln National Corp., 9.00%, Series D(a)		154,564	4,095,946
Reinsurance Group of America, Inc., 7.125% to 10/15/27, due 10/15/52(d)		17,617	449,234

			6,771,613

PIPELINES	0.5%
Energy Transfer LP, 7.60% to 5/15/24, Series E(a)(d)		346,240	8,559,053

UTILITIES	1.5%
Algonquin Power & Utilities Corp., 6.20% to 7/1/24, due 7/1/79, Series 19-A (Canada)(d)		353,487	8,692,245
Algonquin Power & Utilities Corp., 9.341%, due 10/17/78 (Canada)(d)		234,649	5,884,997
NiSource, Inc., 6.50% to 3/15/24, Series B(a)(d)		391,514	9,787,850

			24,365,092

TOTAL PREFERRED SECURITIES—EXCHANGE-TRADED (Identified cost—$48,433,037)			48,018,787

		Principal Amount
PREFERRED SECURITIES—OVER-THE-COUNTER	73.7%
BANKING	45.5%
Bank of America Corp., 6.10% to 3/17/25, Series AA(a)(d)		$33,422,000	32,308,172
Bank of America Corp., 6.25% to 9/5/24, Series X(a)(d)		14,468,000	14,255,779
Bank of America Corp., 6.30% to 3/10/26, Series DD(a)(d)		8,074,000	7,896,492
Bank of America Corp., 6.50% to 10/23/24, Series Z(a)(d)		23,856,000	23,602,709
Bank of Nova Scotia, 4.90% to 6/4/25 (Canada)(a)(d)		11,985,000	10,966,599
Bank of Nova Scotia, 8.625% to 10/27/27, due 10/27/82 (Canada)(d)		9,600,000	9,415,153

See accompanying notes to financial statements.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2023 (Unaudited)

	Principal Amount		Value
Barclays PLC, 6.125% to 12/15/25 (United Kingdom)(a)(d)(e)	$3,200,000		$2,862,304
Barclays PLC, 7.125% to 6/15/25 (United Kingdom)(a)(d)(e)	3,000,000		3,404,923
Barclays PLC, 8.00% to 6/15/24 (United Kingdom)(a)(d)(e)	9,200,000		9,021,008
Barclays PLC, 8.00% to 3/15/29 (United Kingdom)(a)(d)(e)	1,800,000		1,596,600
Barclays PLC, 8.875% to 9/15/27 (United Kingdom)(a)(d)(e)(f)	5,200,000		5,865,007
BNP Paribas SA, 6.625% to 3/25/24 (France)(a)(d)(e)(g)	800,000		791,807
BNP Paribas SA, 7.375% to 8/19/25 (France)(a)(d)(e)(g)	8,000,000		7,813,498
BNP Paribas SA, 7.75% to 8/16/29 (France)(a)(d)(e)(g)	24,600,000		22,869,963
BNP Paribas SA, 8.50% to 8/14/28 (France)(a)(d)(e)(g)	8,800,000		8,454,061
BNP Paribas SA, 9.25% to 11/17/27 (France)(a)(d)(e)(g)	5,800,000		5,910,136
Charles Schwab Corp., 4.00% to 6/1/26, Series I(a)(d)	24,523,000		19,493,848
Charles Schwab Corp., 5.375% to 6/1/25, Series G(a)(d)	50,774,000		48,466,733
Citigroup, Inc., 3.875% to 2/18/26, Series X(a)(d)	15,128,000		12,721,367
Citigroup, Inc., 5.95% to 5/15/25, Series P(a)(d)	21,592,000		20,555,599
Citigroup, Inc., 7.625% to 11/15/28(a)(d)	9,090,000		8,775,878
Citizens Financial Group, Inc., 5.65% to 10/6/25, Series F(a)(d)	4,250,000		3,686,357
CoBank ACB, 6.25% to 10/1/26, Series I(a)(d)	1,300,000		1,228,309
CoBank ACB, 6.45% to 10/1/27, Series K(a)(d)	9,540,000		8,885,921
Corestates Capital II, 6.306% (3 Month USD Term SOFR + 0.912%), due 1/15/27 (TruPS)(b)(g)	15,000,000		14,234,609
Corestates Capital III, 6.196% (3 Month USD Term SOFR + 0.832%), due 2/15/27 (TruPS)(b)(g)	24,981,000		23,693,976
Credit Agricole SA, 6.875% to 9/23/24 (France)(a)(d)(e)(g)	22,797,000		22,179,878
Credit Agricole SA, 7.875% to 1/23/24 (France)(a)(d)(e)(g)	25,800,000		25,735,500
Credit Agricole SA, 8.125% to 12/23/25 (France)(a)(d)(e)(g)	3,000,000		2,971,875
Credit Suisse Group AG, 7.50%, Claim (Switzerland)(a)(c)(e)(g)(h)	11,510,000		1,208,550
Farm Credit Bank of Texas, 5.70% to 9/15/25, Series 4(a)(d)(g)	7,425,000		7,016,625
First Horizon Bank, 6.518% (3 Month USD Term SOFR + 1.112%, Floor 3.75%)(a)(b)(g)	2,000	†	1,360,000
First Maryland Capital II, 6.489% (3 Month USD Term SOFR + 1.112%), due 2/1/27 (TruPS)(b)	5,000,000		4,513,279
Goldman Sachs Group, Inc., 5.50% to 8/10/24, Series Q(a)(d)	4,779,000		4,678,030

See accompanying notes to financial statements.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2023 (Unaudited)

	Principal Amount	Value
Goldman Sachs Group, Inc., 7.50% to 2/10/29, Series W(a)(d)	$2,422,000	$2,381,438
HSBC Holdings PLC, 6.375% to 3/30/25 (United Kingdom)(a)(d)(e)	6,800,000	6,419,624
HSBC Holdings PLC, 8.00% to 3/7/28 (United Kingdom)(a)(d)(e)	800,000	787,000
ING Groep NV, 5.75% to 11/16/26 (Netherlands)(a)(d)(e)	15,600,000	13,733,928
ING Groep NV, 6.50% to 4/16/25 (Netherlands)(a)(d)(e)	7,600,000	7,117,891
ING Groep NV, 6.75% to 4/16/24 (Netherlands)(a)(d)(e)(f)	8,200,000	8,040,551
Intesa Sanpaolo SpA, 7.70% to 9/17/25 (Italy)(a)(d)(e)(g)	5,400,000	5,056,393
JPMorgan Chase & Co., 6.75% to 2/1/24, Series S(a)(d)	27,357,000	27,353,331
JPMorgan Chase & Co., 8.889% (3 Month USD Term SOFR + 3.512%), Series Q(a)(b)	13,784,000	13,830,108
KeyCorp Capital I, 6.273% (3 Month USD Term SOFR + 1.002%), due 7/1/28 (TruPS)(b)	17,390,000	14,694,880
Lloyds Banking Group PLC, 4.947% to 6/27/25 (United Kingdom)(a)(d)(e)(f)	5,000,000	4,947,904
Lloyds Banking Group PLC, 7.50% to 6/27/24 (United Kingdom)(a)(d)(e)	5,600,000	5,462,473
Lloyds Banking Group PLC, 7.50% to 9/27/25 (United Kingdom)(a)(d)(e)	15,700,000	14,605,710
NatWest Group PLC, 6.00% to 12/29/25 (United Kingdom)(a)(d)(e)	10,800,000	9,920,972
NatWest Group PLC, 8.00% to 8/10/25 (United Kingdom)(a)(d)(e)	14,651,000	14,239,014
Nordea Bank Abp, 6.625% to 3/26/26 (Finland)(a)(d)(e)(g)	6,000,000	5,639,125
PNC Financial Services Group, Inc., 6.20% to 9/15/27, Series V(a)(d)	5,228,000	4,664,345
PNC Financial Services Group, Inc., 6.25% to 3/15/30, Series W(a)(d)	2,665,000	2,199,960
PNC Financial Services Group, Inc., 9.312% (3 Month USD Term SOFR + 3.940%), Series O(a)(b)	14,786,000	14,786,000
Societe Generale SA, 8.00% to 9/29/25 (France)(a)(d)(e)(g)	21,400,000	20,974,258
Societe Generale SA, 9.375% to 11/22/27 (France)(a)(d)(e)(g)	8,400,000	8,130,138
Toronto-Dominion Bank, 8.125% to 10/31/27, due 10/31/82 (Canada)(d)	16,000,000	15,736,994

See accompanying notes to financial statements.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2023 (Unaudited)

		Principal Amount	Value
Truist Financial Corp., 4.95% to 9/1/25, Series P(a)(d)		$12,494,000	$11,362,533
Truist Financial Corp., 6.30% (3 Month USD Term SOFR + 0.932%), due 5/15/27, Series A (TruPS)(b)		4,150,000	3,855,094
Truist Financial Corp., 6.321% (3 Month USD Term SOFR + 0.912%), due 3/15/28 (TruPS)(b)		20,003,000	17,752,638
UBS Group AG, 6.875% to 8/7/25 (Switzerland)(a)(d)(e)(f)		22,200,000	20,987,547
UBS Group AG, 7.00% to 1/31/24 (Switzerland)(a)(d)(e)(g)		3,850,000	3,827,227
UBS Group AG, 7.00% to 2/19/25 (Switzerland)(a)(d)(e)(f)		10,137,000	9,858,233
UniCredit SpA, 8.00% to 6/3/24 (Italy)(a)(d)(e)(f)		5,200,000	5,135,780
Wells Fargo & Co., 3.90% to 3/15/26, Series BB(a)(d)		20,875,000	18,094,137
Wells Fargo & Co., 5.875% to 6/15/25, Series U(a)(d)		8,354,000	8,137,252
Wells Fargo & Co., 6.156% (3 Month USD Term SOFR + 0.762%), due 1/15/27(b)		12,920,000	12,236,196
Wells Fargo & Co., 7.625% to 9/15/28(a)(d)		10,860,000	10,901,235

			741,310,454

CONSUMER DISCRETIONARY PRODUCTS	0.1%
Volkswagen International Finance NV, 7.50% to 9/6/28, Series PNC5 (Germany)(a)(d)(f)		2,000,000	2,145,298

ENERGY	1.7%
BP Capital Markets PLC, 4.375% to 6/22/25 (United Kingdom)(a)(d)		29,362,000	27,949,368

FINANCIAL SERVICES	0.4%
Apollo Management Holdings LP, 4.95% to 12/17/24, due 1/14/50(d)(g)		5,035,000	4,475,825
Ares Finance Co. III LLC, 4.125% to 6/30/26, due 6/30/51(d)(g)		470,000	352,373
Charles Schwab Corp., 5.00% to 6/1/27, Series K(a)(d)		1,769,000	1,401,560

			6,229,758

INSURANCE	10.5%
Corebridge Financial, Inc., 6.875% to 9/15/27, due 12/15/52(d)		7,480,000	6,919,403
Dai-ichi Life Insurance Co. Ltd., 5.10% to 10/28/24 (Japan)(a)(d)(g)		29,600,000	28,965,335

See accompanying notes to financial statements.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2023 (Unaudited)

		Principal Amount	Value
Enstar Finance LLC, 5.50% to 1/15/27, due 1/15/42(d)		$7,480,000	$5,975,069
Equitable Holdings, Inc., 4.95% to 9/15/25, Series B(a)(d)		4,827,000	4,411,188
Global Atlantic Fin Co., 4.70% to 7/15/26, due 10/15/51(d)(g)		6,643,000	4,633,875
Hartford Financial Services Group, Inc., 7.751% (3 Month USD Term SOFR + 2.387%), due 2/12/47, Series ICON(b)(g)		14,781,000	12,673,223
Meiji Yasuda Life Insurance Co., 5.20% to 10/20/25, due 10/20/45 (Japan)(d)(g)		15,303,000	14,807,515
Nippon Life Insurance Co., 5.10% to 10/16/24, due 10/16/44 (Japan)(d)(g)		38,600,000	37,909,207
Prudential Financial, Inc., 5.20% to 3/15/24, due 3/15/44(d)		16,159,000	15,951,937
QBE Insurance Group Ltd., 5.875% to 5/12/25 (Australia)(a)(d)(g)		8,700,000	8,336,519
QBE Insurance Group Ltd., 6.75% to 12/2/24, due 12/2/44 (Australia)(d)(f)		14,061,000	13,854,400
QBE Insurance Group Ltd., 7.50% to 11/24/23, due 11/24/43 (Australia)(d)(g)		8,595,000	8,620,493
SBL Holdings, Inc., 6.50% to 11/13/26(a)(d)(g)		9,770,000	5,535,171
Voya Financial, Inc., 7.748% to 9/15/28, Series A(a)(d)		2,000,000	1,968,570

			170,561,905

PIPELINES	3.2%
Enbridge, Inc., 6.00% to 1/15/27, due 1/15/77, Series 16-A (Canada)(d)		3,500,000	3,051,764
Enbridge, Inc., 6.25% to 3/1/28, due 3/1/78 (Canada)(d)		4,369,000	3,834,190
Enbridge, Inc., 7.375% to 10/15/27, due 1/15/83 (Canada)(d)		3,950,000	3,664,037
Enbridge, Inc., 8.25% to 10/15/28, due 1/15/84, Series NC5 (Canada)(d)		20,650,000	19,801,919
Transcanada Trust, 5.875% to 8/15/26, due 8/15/76, Series 16-A (Canada)(d)		23,319,000	20,945,571

			51,297,481

REAL ESTATE	0.7%
Scentre Group Trust 2, 4.75% to 6/24/26, due 9/24/80 (Australia)(d)(g)		13,500,000	12,136,174

See accompanying notes to financial statements.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2023 (Unaudited)

		Principal Amount	Value
TELECOMMUNICATIONS	1.3%
AT&T, Inc., 2.875% to 3/2/25, Series B(a)(d)		$6,000,000	$5,978,275
Vodafone Group PLC, 6.25% to 7/3/24, due 10/3/78 (United Kingdom)(d)(f)		15,147,000	14,965,539

			20,943,814

UTILITIES	10.3%
Algonquin Power & Utilities Corp., 4.75% to 1/18/27, due 1/18/82 (Canada)(d)		15,516,000	12,265,476
American Electric Power Co., Inc., 2.031%, due 3/15/24		7,000,000	6,882,664
American Electric Power Co., Inc., 5.699%, due 8/15/25		6,625,000	6,573,039
Dominion Energy, Inc., 3.071%, due 8/15/24		9,541,000	9,315,411
Dominion Energy, Inc., 4.35% to 1/15/27, Series C(a)(d)		11,118,000	9,101,756
Dominion Energy, Inc., 4.65% to 12/15/24, Series B(a)(d)		13,005,000	11,875,714
Edison International, 5.00% to 12/15/26, Series B(a)(d)		7,115,000	6,349,866
Edison International, 5.375% to 3/15/26, Series A(a)(d)		9,173,000	8,243,516
Electricite de France SA, 6.00% to 1/29/26, Series EMTN (France)(a)(d)(f)		9,000,000	10,142,747
Electricite de France SA, 7.50% to 9/6/28, Series EMTN (France)(a)(d)(f)		2,200,000	2,358,781
Emera, Inc., 6.75% to 6/15/26, due 6/15/76, Series 16-A (Canada)(d)		33,116,000	31,267,700
Enel SpA, 6.375% to 4/16/28, Series EMTN (Italy)(a)(d)(f)		3,000,000	3,184,574
Sempra, 4.125% to 1/1/27, due 4/1/52(d)		14,580,000	11,248,257
Sempra, 4.875% to 10/15/25(a)(d)		25,980,000	24,326,794
Southern California Edison Co., 9.838% (3 Month USD Term SOFR + 4.461%), Series E(a)(b)		3,000,000	2,995,795
Southern Co., 3.75% to 6/15/26, due 9/15/51, Series 21-A(d)		6,951,000	5,955,384
Southern Co., 4.00% to 10/15/25, due 1/15/51, Series B(d)		6,740,000	6,160,220

			168,247,694

TOTAL PREFERRED SECURITIES—OVER-THE-COUNTER (Identified cost—$1,304,141,400)			1,200,821,946

CORPORATE BONDS	21.3%
CONSUMER DISCRETIONARY PRODUCTS	0.2%
General Motors Financial Co., Inc., 3.80%, due 4/7/25		2,500,000	2,413,586

See accompanying notes to financial statements.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2023 (Unaudited)

		Principal Amount	Value
FINANCIAL SERVICES	0.5%
BGC Group, Inc., 3.75%, due 10/1/24		$5,000,000	$4,813,613
BGC Group, Inc., 4.375%, due 12/15/25		4,000,000	3,696,090

			8,509,703

HEALTH CARE	0.6%
Amgen, Inc., 5.507%, due 3/2/26		5,000,000	4,974,677
Pfizer Investment Enterprises Pte. Ltd., 4.45%, due 5/19/26		5,480,000	5,351,379

			10,326,056

REAL ESTATE	10.5%
American Tower Corp., 1.60%, due 4/15/26		3,000,000	2,686,439
American Tower Corp., 2.40%, due 3/15/25		6,000,000	5,699,316
American Tower Corp., 5.80%, due 11/15/28		6,350,000	6,206,642
Brixmor Operating Partnership LP, 4.125%, due 6/15/26		2,000,000	1,883,273
Camden Property Trust, 5.85%, due 11/3/26		11,275,000	11,283,169
CubeSmart LP, 4.00%, due 11/15/25		7,789,000	7,456,813
Equinix, Inc., 1.45%, due 5/15/26		2,900,000	2,591,142
Hudson Pacific Properties LP, 5.95%, due 2/15/28		2,300,000	1,811,508
Kilroy Realty LP, 3.45%, due 12/15/24		17,569,000	16,939,679
Kimco Realty OP LLC, 2.70%, due 3/1/24		6,459,000	6,379,470
Kimco Realty OP LLC, 3.85%, due 6/1/25		5,550,000	5,294,079
Kite Realty Group Trust, 4.00%, due 3/15/25		5,715,000	5,468,700
Necessity Retail REIT, Inc./American Finance Operating Partner LP, 4.50%, due 9/30/28(g)		7,695,000	5,769,826
Newmark Group, Inc., 6.125%, due 11/15/23		5,000,000	4,992,250
NNN REIT, Inc., 3.90%, due 6/15/24		3,760,000	3,702,217
Prologis LP, 4.875%, due 6/15/28		3,000,000	2,887,580
Public Storage Operating Co., 5.125%, due 1/15/29		5,000,000	4,875,515
Realty Income Corp., .75%, due 3/15/26		2,050,000	1,814,940
Realty Income Corp., 4.60%, due 2/6/24		2,000,000	1,991,538
Realty Income Corp., 4.875%, due 6/1/26		6,996,000	6,816,504
Retail Opportunity Investments Partnership LP, 4.00%, due 12/15/24		11,400,000	11,054,191
Retail Opportunity Investments Partnership LP, 5.00%, due 12/15/23		6,600,000	6,586,966

See accompanying notes to financial statements.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2023 (Unaudited)

		Principal Amount	Value
Retail Opportunity Investments Partnership LP, 6.75%, due 10/15/28		$6,500,000	$6,316,591
VICI Properties LP/VICI Note Co., Inc., 4.25%, due 12/1/26(g)		2,650,000	2,448,258
VICI Properties LP/VICI Note Co., Inc., 4.625%, due 6/15/25(g)		13,500,000	12,979,507
VICI Properties LP/VICI Note Co., Inc., 5.75%, due 2/1/27(g)		6,000,000	5,747,992
Welltower OP LLC, 4.25%, due 4/1/26		5,000,000	4,791,809
Welltower OP LLC, 4.50%, due 1/15/24		6,289,000	6,264,424
WP Carey, Inc., 4.60%, due 4/1/24		7,610,000	7,551,927

			170,292,265

TELECOMMUNICATIONS	1.2%
T-Mobile USA, Inc., 2.25%, due 2/15/26		14,420,000	13,276,434
T-Mobile USA, Inc., 3.50%, due 4/15/25		4,500,000	4,348,619
Verizon Communications, Inc., 4.125%, due 3/16/27		2,000,000	1,895,017

			19,520,070

UTILITIES	8.3%
DTE Energy Co., 4.22%, due 11/1/24		8,680,000	8,512,566
East Ohio Gas Co., 1.30%, due 6/15/25(g)		3,770,000	3,501,413
Emera U.S. Finance LP, .833%, due 6/15/24 (USD) (Canada)		2,800,000	2,696,651
Enel Finance America LLC, 7.10%, due 10/14/27 (Italy)(g)		1,400,000	1,432,124
Enel Finance International NV, 4.25%, due 6/15/25 (Italy)(g)		2,000,000	1,941,834
Enel Finance International NV, 4.625%, due 6/15/27 (Italy)(g)		14,000,000	13,234,087
Enel Finance International NV, 6.80%, due 10/14/25 (Italy)(g)		3,000,000	3,035,075
Eversource Energy, 4.75%, due 5/15/26		4,350,000	4,231,070
NextEra Energy Capital Holdings, Inc., 4.255%, due 9/1/24		24,500,000	24,109,299
NextEra Energy Capital Holdings, Inc., 6.051%, due 3/1/25		10,950,000	10,946,983
Southern California Edison Co., 5.85%, due 11/1/27		3,000,000	2,997,117

See accompanying notes to financial statements.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2023 (Unaudited)

		Principal Amount	Value
Southern California Edison Co., 4.20%, due 6/1/25, Series C		$6,880,000	$6,703,775
Southern Co., 4.475%, due 8/1/24		17,800,000	17,565,884
Southern Co., 5.113%, due 8/1/27		4,900,000	4,728,573
Southern Co., 5.50%, due 3/15/29		12,000,000	11,764,426
WEC Energy Group, Inc., 4.75%, due 1/9/26		13,635,000	13,306,674
WEC Energy Group, Inc., 5.60%, due 9/12/26		5,000,000	4,971,694

			135,679,245

TOTAL CORPORATE BONDS (Identified cost—$357,700,935)			346,740,925

		Shares
SHORT-TERM INVESTMENTS	1.7%
MONEY MARKET FUNDS
State Street Institutional Treasury Plus Money Market Fund, Premier Class, 5.30%(i)		21,289,345	21,289,345
State Street Institutional U.S. Government Money Market Fund, Premier Class, 5.30%(i)		7,346,303	7,346,303

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$28,635,648)			28,635,648

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$1,738,911,020)	99.7%		1,624,217,306
OTHER ASSETS IN EXCESS OF LIABILITIES	0.3		4,444,213

NET ASSETS	100.0%		$1,628,661,519

See accompanying notes to financial statements.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2023 (Unaudited)

Over-the-Counter Total Return Swap Contracts

Counterparty	Notional Amount		Fixed Payable Rate	Fixed Payment Frequency	Underlying Reference Entity	Position	Maturity Date	Value	Premiums Paid	Unrealized Appreciation (Depreciation)
BNP Paribas		$7,909,462	0.25%	Monthly	BNPXCHY5 Index(j)	Short	5/15/24	$55,320	$—	$55,320
BNP Paribas	EUR	7,323,852	0.30%	Monthly	BNPXCEX5 Index(k)	Short	5/15/24	4,557	—	4,557
								$59,877	$—	$59,877

Forward Foreign Currency Exchange Contracts

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	EUR	21,886,616	USD	23,193,028	11/2/23	$34,793
Brown Brothers Harriman	GBP	16,070,344	USD	19,633,091	11/2/23	100,402
Brown Brothers Harriman	USD	1,458,550	EUR	1,374,819	11/2/23	(3,853)
Brown Brothers Harriman	USD	21,683,226	EUR	20,511,797	11/2/23	20,313
Brown Brothers Harriman	USD	19,498,630	GBP	16,070,344	11/2/23	34,058
Brown Brothers Harriman	EUR	19,450,811	USD	20,586,349	12/4/23	(20,915)
Brown Brothers Harriman	GBP	16,149,245	USD	19,596,463	12/4/23	(35,776)
						$129,022

Glossary of Portfolio Abbreviations

EMTN	Euro Medium Term Note
EUR	Euro Currency
GBP	British Pound
ICON	Indexed Currency Option Note
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
TruPS	Trust Preferred Securities
USD	United States Dollar

See accompanying notes to financial statements.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2023 (Unaudited)

Note: Percentages indicated are based on the net assets of the Fund.

†	Represents shares.
(a)	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
(b)	Variable rate. Rate shown is in effect at October 31, 2023.
(c)	Non–income producing security.
(d)	Security converts to floating rate after the indicated fixed–rate coupon period.
(e)

Contingent Capital security (CoCo). CoCos are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $285,568,878 or 17.5% of the net assets of the Fund.

(f)

Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $101,486,361 which represents 6.2% of the net assets of the Fund, of which 0.0% are illiquid.

(g)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $376,403,445 which represents 23.1% of the net assets of the Fund, of which 0.0% are illiquid.

(h)	Security is in default.
(i)	Rate quoted represents the annualized seven–day yield.
(j)	The index intends to track the performance of the CDX.NA HY.
(k)	The index intends to track the performance of the iTraxx Crossover CDS.

Country Summary	% of Net Assets
United States	58.6
Canada	9.1
France	8.5
United Kingdom	7.5
Japan	5.0
Australia	2.6
Switzerland	2.2
Italy	2.0
Netherlands	1.9
Other (includes short-term investments)	2.6

100.0

See accompanying notes to financial statements.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2023 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$1,738,911,020)	$1,624,217,306
Cash	1,936,500
Foreign currency, at value (Identified cost—$106,338)	106,441
Receivable for:
Dividends and interest	18,863,856
Fund shares sold	3,971,354
Investment securities sold	2,945,767
Total return swap contracts, at value	59,877
Unrealized appreciation on forward foreign currency exchange contracts	189,566
Other assets	7,564

Total Assets	1,652,298,231

LIABILITIES:
Cash collateral received for total return swap contracts	290,000
Unrealized depreciation on forward foreign currency exchange contracts	60,544
Payable for:
Investment securities purchased	13,211,162
Fund shares redeemed	6,788,040
Dividends and distributions declared	2,010,974
Investment advisory fees	550,753
Shareholder servicing fees	363,481
Administration fees	69,867
Directors’ fees	10,234
Distribution fees	4,474
Other liabilities	277,183

Total Liabilities	23,636,712

NET ASSETS	$1,628,661,519

NET ASSETS consist of:
Paid-in capital	$2,027,087,041
Total distributable earnings/(accumulated loss)	(398,425,522)

$1,628,661,519

See accompanying notes to financial statements.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES—(Continued)

October 31, 2023 (Unaudited)

CLASS A SHARES:
NET ASSETS	$177,034,880
Shares issued and outstanding ($0.001 par value common stock outstanding)	19,996,176

Net asset value and redemption price per share	$8.85

Maximum offering price per share ($8.85 ÷ 0.98)(a)	$9.03

CLASS C SHARES:
NET ASSETS	$49,052,911
Shares issued and outstanding ($0.001 par value common stock outstanding)	5,553,274

Net asset value and offering price per share(b)	$8.83

CLASS F SHARES:
NET ASSETS	$40,811,193
Shares issued and outstanding ($0.001 par value common stock outstanding)	4,629,727

Net asset value, offering and redemption price per share	$8.82

CLASS I SHARES:
NET ASSETS	$1,361,425,178
Shares issued and outstanding ($0.001 par value common stock outstanding)	154,367,898

Net asset value, offering and redemption price per share	$8.82

CLASS R SHARES:
NET ASSETS	$295,392
Shares issued and outstanding ($0.001 par value common stock outstanding)	33,328

Net asset value, offering and redemption price per share	$8.86

CLASS Z SHARES:
NET ASSETS	$41,965
Shares issued and outstanding ($0.001 par value common stock outstanding)	4,769

Net asset value, offering and redemption price per share	$8.80

(a)	On investments of $100,000 or more, the offering price is reduced.
(b)	Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge of 1.00% on shares held for less than one year.

See accompanying notes to financial statements.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended October 31, 2023 (Unaudited)

Investment Income:
Interest income	$42,580,386
Dividend income	1,880,817

Total Investment Income	44,461,203

Expenses:
Investment advisory fees	5,779,221
Distribution fees and service fees—Class A (See Note 2)	258,600
Distribution fees and service fees—Class C (See Note 2)	269,431
Distribution fees and service fees—Class R (See Note 2)	736
Shareholder servicing fees—Class I (See Note 2)	444,298
Administration fees	538,082
Transfer agent fees and expenses	94,743
Registration and filing fees	83,832
Professional fees	60,623
Directors’ fees and expenses	42,655
Shareholder reporting expenses	24,017
Custodian fees and expenses	14,304
Miscellaneous	139,461

Total Expenses	7,750,003
Reduction of Expenses (See Note 2)	(1,886,569)

Net Expenses	5,863,434

Net Investment Income (Loss)	38,597,769

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in securities	(30,724,871)
Total return swap contracts	(269,657)
Forward foreign currency exchange contracts	794,525
Foreign currency transactions	24,497

Net realized gain (loss)	(30,175,506)

Net change in unrealized appreciation (depreciation) on:
Investments in securities	32,556,481
Total return swap contracts	95,219
Forward foreign currency exchange contracts	680,233
Foreign currency translations	(43,976)

Net change in unrealized appreciation (depreciation)	33,287,957

Net Realized and Unrealized Gain (Loss)	3,112,451

Net Increase (Decrease) in Net Assets Resulting from Operations	$41,710,220

See accompanying notes to financial statements.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended October 31, 2023	For the Year Ended April 30, 2023
Change in Net Assets:
From Operations:
Net investment income (loss)	$38,597,769	$89,240,668
Net realized gain (loss)	(30,175,506)	(106,158,936)
Net change in unrealized appreciation (depreciation)	33,287,957	(20,387,755)

Net increase (decrease) in net assets resulting from operations	41,710,220	(37,306,023)

Distributions to Shareholders:
Class A	(4,356,904)	(9,134,552)
Class C	(1,058,587)	(2,139,381)
Class F	(1,147,027)	(1,668,263)
Class I	(37,095,435)	(91,251,372)
Class R	(6,644)	(11,192)
Class Z	(1,573)	(13,316)
Tax Return of Capital to Shareholders:
Class A	—	(398,280)
Class C	—	(111,751)
Class F	—	(60,514)
Class I	—	(3,642,612)
Class R	—	(499)
Class Z	—	(631)

Total distributions	(43,666,170)	(108,432,363)

Capital Stock Transactions:
Increase (decrease) in net assets from Fund share transactions	(321,824,435)	(810,940,264)

Total increase (decrease) in net assets	(323,780,385)	(956,678,650)
Net Assets:
Beginning of period	1,952,441,904	2,909,120,554

End of period	$1,628,661,519	$1,952,441,904

See accompanying notes to financial statements.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the financial statements. They should be read in conjunction with the financial statements and notes thereto.

	Class A
	For the Six Months Ended October 31, 2023		For the Year Ended April 30,
			2023	2022	2021	2020	2019
Per Share Operating Data:
Net asset value, beginning of period	$8.87		$9.36	$10.14	$9.61	$9.94	$10.00

Income (loss) from investment operations:

Net investment income (loss)(a)	0.18		0.31	0.24	0.30	0.37	0.36
Net realized and unrealized gain (loss)	0.01		(0.42)	(0.64)	0.63	(0.28)	(0.00	)(b)

Total from investment operations	0.19		(0.11)	(0.40)	0.93	0.09	0.36

Less dividends and distributions to shareholders from:

Net investment income	(0.21)		(0.36)	(0.36)	(0.40)	(0.42)	(0.42)
Tax return of capital	—		(0.02)	(0.02)	—	—	—

Total dividends and distributions to shareholders	(0.21)		(0.38)	(0.38)	(0.40)	(0.42)	(0.42)

Net increase (decrease) in net asset value	(0.02)		(0.49)	(0.78)	0.53	(0.33)	(0.06)

Net asset value, end of period	$8.85		$8.87	$9.36	$10.14	$9.61	$9.94

Total return(c)(d)	2.16	%(e)	–1.20%	–4.14%	9.80%	0.82%	3.77%

Ratios/Supplemental Data:

Net assets, end of period (in millions)	$177.0		$181.9	$280.7	$237.5	$189.6	$135.0

Ratios to average daily net assets:

Expenses (before expense reduction)	1.04	%(f)	1.04%	1.05%	1.05%	1.06%	1.06%

Expenses (net of expense reduction)	0.88	%(f)	0.89%	0.91%	0.90%	0.89%	0.84%

Net investment income (loss) (before expense reduction)	3.97	%(f)	3.21%	2.30%	2.81%	3.51%	3.41%

Net investment income (loss) (net of expense reduction)	4.13	%(f)	3.36%	2.44%	2.96%	3.68%	3.63%

Portfolio turnover rate	21	%(e)	31%	44%	44%	53%	52%

(a)	Calculation based on average shares outstanding.
(b)	Amount is less than $0.005.
(c)	Does not reflect sales charges, which would reduce return.
(d)	Return assumes the reinvestment of all dividends and distributions at net asset value.
(e)	Not annualized.
(f)	Annualized.

See accompanying notes to financial statements.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class C
	For the Six Months Ended October 31, 2023		For the Year Ended April 30,
			2023	2022	2021	2020	2019
Per Share Operating Data:
Net asset value, beginning of period	$8.85		$9.34	$10.12	$9.59	$9.92	$9.98

Income (loss) from investment operations:

Net investment income (loss)(a)	0.15		0.24	0.17	0.23	0.30	0.29
Net realized and unrealized gain (loss)	0.01		(0.41)	(0.64)	0.63	(0.28)	0.01

Total from investment operations	0.16		(0.17)	(0.47)	0.86	0.02	0.30

Less dividends and distributions to shareholders from:

Net investment income	(0.18)		(0.30)	(0.29)	(0.33)	(0.35)	(0.36)
Tax return of capital	—		(0.02)	(0.02)	—	—	—

Total dividends and distributions to shareholders	(0.18)		(0.32)	(0.31)	(0.33)	(0.35)	(0.36)

Net increase (decrease) in net asset value	(0.02)		(0.49)	(0.78)	0.53	(0.33)	(0.06)

Net asset value, end of period	$8.83		$8.85	$9.34	$10.12	$9.59	$9.92

Total return(b)(c)	1.79	%(d)	–1.88%	–4.82%	9.04%	0.12%	3.06%

Ratios/Supplemental Data:

Net assets, end of period (in millions)	$49.1		$56.5	$75.2	$77.2	$68.9	$55.5

Ratios to average daily net assets:

Expenses (before expense reduction)	1.76	%(e)	1.75%	1.75%	1.75%	1.76%	1.77%

Expenses (net of expense reduction)	1.60	%(e)	1.60%	1.60%	1.60%	1.59%	1.55%

Net investment income (loss) (before expense reduction)	3.24	%(e)	2.53%	1.60%	2.13%	2.81%	2.73%

Net investment income (loss) (net of expense reduction)	3.40	%(e)	2.68%	1.75%	2.28%	2.98%	2.95%

Portfolio turnover rate	21	%(d)	31%	44%	44%	53%	52%

(a)	Calculation based on average shares outstanding.
(b)	Does not reflect sales charges, which would reduce return.
(c)	Return assumes the reinvestment of all dividends and distributions at net asset value.
(d)	Not annualized.
(e)	Annualized.

See accompanying notes to financial statements.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class F
	For the Six Months Ended October 31, 2023		For the Year Ended April 30,		For the Period June 3, 2020,(a) through April 30, 2021
			2023	2022
Per Share Operating Data:
Net asset value, beginning of period	$8.83		$9.33	$10.12	$9.74

Income (loss) from investment operations:

Net investment income (loss)(b)	0.20		0.36	0.27	0.27
Net realized and unrealized gain (loss)	0.02		(0.45)	(0.65)	0.51

Total from investment operations	0.22		(0.09)	(0.38)	0.78

Less dividends and distributions to shareholders from:

Net investment income	(0.23)		(0.39)	(0.39)	(0.40)
Tax return of capital	—		(0.02)	(0.02)	—

Total dividends and distributions to shareholders	(0.23)		(0.41)	(0.41)	(0.40)

Net increase (decrease) in net asset value	(0.01)		(0.50)	(0.79)	0.38

Net asset value, end of period	$8.82		$8.83	$9.33	$10.12

Total return(c)	2.46	%(d)	–0.96%	–3.91%	8.09	%(d)

Ratios/Supplemental Data:

Net assets, end of period (in 000s)	$40,811.2		$49,900.5	$998.5	$322.1

Ratios to average daily net assets:

Expenses (before expense reduction)	0.76	%(e)	0.75%	0.75%	0.75	%(e)

Expenses (net of expense reduction)	0.60	%(e)	0.60%	0.60%	0.60	%(e)

Net investment income (loss) (before expense reduction)	4.24	%(e)	3.82%	2.63%	2.78	%(e)

Net investment income (loss) (net of expense reduction)	4.40	%(e)	3.97%	2.78%	2.93	%(e)

Portfolio turnover rate	21	%(d)	31%	44%	44%

(a)	Inception date.
(b)	Calculation based on average shares outstanding.
(c)	Return assumes the reinvestment of all dividends and distributions at net asset value.
(d)	Not annualized.
(e)	Annualized.

See accompanying notes to financial statements.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class I
	For the Six Months Ended October 31, 2023		For the Year Ended April 30,
			2023	2022	2021	2020	2019
Per Share Operating Data:
Net asset value, beginning of period	$8.84		$9.34	$10.12	$9.60	$9.93	$10.00

Income (loss) from investment operations:

Net investment income (loss)(a)	0.20		0.33	0.27	0.33	0.40	0.39
Net realized and unrealized gain (loss)	0.01		(0.42)	(0.64)	0.62	(0.28)	(0.00	)(b)

Total from investment operations	0.21		(0.09)	(0.37)	0.95	0.12	0.39

Less dividends and distributions to shareholders from:

Net investment income	(0.23)		(0.39)	(0.39)	(0.43)	(0.45)	(0.46)
Tax return of capital	—		(0.02)	(0.02)	—	—	—

Total dividends and distributions to shareholders	(0.23)		(0.41)	(0.41)	(0.43)	(0.45)	(0.46)

Net increase (decrease) in net asset value	(0.02)		(0.50)	(0.78)	0.52	(0.33)	(0.07)

Net asset value, end of period	$8.82		$8.84	$9.34	$10.12	$9.60	$9.93

Total return(c)	2.34	%(d)	–0.95%	–3.81%	10.09%	1.18%	4.02%

Ratios/Supplemental Data:

Net assets, end of period (in millions)	$1,361.4		$1,663.8	$2,551.2	$2,056.4	$1,374.2	$1,210.1

Ratios to average daily net assets:

Expenses (before expense reduction)	0.82	%(e)	0.81%	0.80%	0.82%	0.82%	0.83%

Expenses (net of expense reduction)	0.60	%(e)	0.60%	0.60%	0.60%	0.59%	0.55%

Net investment income (loss) (before expense reduction)	4.18	%(e)	3.45%	2.54%	3.04%	3.75%	3.65%

Net investment income (loss) (net of expense reduction)	4.40	%(e)	3.66%	2.74%	3.26%	3.98%	3.93%

Portfolio turnover rate	21	%(d)	31%	44%	44%	53%	52%

(a)	Calculation based on average shares outstanding.
(b)	Amount is less than $0.005.
(c)	Return assumes the reinvestment of all dividends and distributions at net asset value.
(d)	Not annualized.
(e)	Annualized.

See accompanying notes to financial statements.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class R
	For the Six Months Ended October 31, 2023		For the Year Ended April 30,
			2023	2022	2021	2020	2019
Per Share Operating Data:
Net asset value, beginning of period	$8.88		$9.38	$10.16	$9.62	$9.95	$10.01

Income (loss) from investment operations:

Net investment income (loss)(a)	0.18		0.29	0.22	0.28	0.35	0.34
Net realized and unrealized gain (loss)	—		(0.43)	(0.65)	0.64	(0.28)	(0.00	)(b)

Total from investment operations	0.18		(0.14)	(0.43)	0.92	0.07	0.34

Less dividends and distributions to shareholders from:

Net investment income	(0.20)		(0.34)	(0.33)	(0.38)	(0.40)	(0.40)
Tax return of capital	—		(0.02)	(0.02)	—	—	—

Total dividends and distributions to shareholders	(0.20)		(0.36)	(0.35)	(0.38)	(0.40)	(0.40)

Net increase (decrease) in net asset value	(0.02)		(0.50)	(0.78)	0.54	(0.33)	(0.06)

Net asset value, end of period	$8.86		$8.88	$9.38	$10.16	$9.62	$9.95

Total return(c)	2.06	%(d)	–1.46%	–4.34%	9.64%	0.59%	3.51%

Ratios/Supplemental Data:

Net assets, end of period (in 000s)	$295.4		$289.2	$310.9	$325.2	$297.3	$365.0

Ratios to average daily net assets:

Expenses (before expense reduction)	1.26	%(e)	1.25%	1.25%	1.25%	1.26%	1.27%

Expenses (net of expense reduction)	1.10	%(e)	1.10%	1.10%	1.10%	1.09%	1.05%

Net investment income (loss) (before expense reduction)	3.75	%(e)	3.06%	2.10%	2.63%	3.32%	3.18%

Net investment income (loss) (net of expense reduction)	3.91	%(e)	3.21%	2.25%	2.78%	3.49%	3.40%

Portfolio turnover rate	21	%(d)	31%	44%	44%	53%	52%

(a)	Calculation based on average shares outstanding.
(b)	Amount is less than $0.005.
(c)	Return assumes the reinvestment of all dividends and distributions at net asset value.
(d)	Not annualized.
(e)	Annualized.

See accompanying notes to financial statements.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class Z
	For the Six Months Ended October 31, 2023		For the Year Ended April 30,
Per Share Operating Data:			2023	2022	2021	2020	2019
Net asset value, beginning of period	$8.82		$9.33	$10.12	$9.60	$9.93	$10.00

Income (loss) from investment operations:

Net investment income (loss)(a)	0.20		0.30	0.28	0.31	0.39	0.39
Net realized and unrealized gain (loss)	0.01		(0.40)	(0.66)	0.64	(0.27)	(0.00	)(b)

Total from investment operations	0.21		(0.10)	(0.38)	0.95	0.12	0.39

Less dividends and distributions to shareholders from:

Net investment income	(0.23)		(0.39)	(0.39)	(0.43)	(0.45)	(0.46)
Tax return of capital	—		(0.02)	(0.02)	—	—	—

Total dividends and distributions to shareholders	(0.23)		(0.41)	(0.41)	(0.43)	(0.45)	(0.46)

Net increase (decrease) in net asset value	(0.02)		(0.51)	(0.79)	0.52	(0.33)	(0.07)

Net asset value, end of period	$8.80		$8.82	$9.33	$10.12	$9.60	$9.93

Total return(c)	2.35	%(d)	–1.06%	–3.91%	10.09%	1.18%	4.02%

Ratios/Supplemental Data:

Net assets, end of period (in 000s)	$42.0		$40.0	$752.1	$3,786.9	$218.6	$28.5

Ratios to average daily net assets:

Expenses (before expense reduction)	0.76	%(e)	0.75%	0.75%	0.75%	0.76%	0.77%

Expenses (net of expense reduction)	0.60	%(e)	0.60%	0.60%	0.60%	0.59%	0.55%

Net investment income (loss) (before expense reduction)	4.23	%(e)	3.15%	2.58%	2.92%	3.74%	3.71%

Net investment income (loss) (net of expense reduction)	4.39	%(e)	3.30%	2.73%	3.07%	3.91%	3.93%

Portfolio turnover rate	21	%(d)	31%	44%	44%	53%	52%

(a)	Calculation based on average shares outstanding.
(b)	Amount is less than $0.005.
(c)	Return assumes the reinvestment of all dividends and distributions at net asset value.
(d)	Not annualized.
(e)	Annualized.

See accompanying notes to financial statements.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1. Organization and Significant Accounting Policies

Cohen & Steers Low Duration Preferred and Income Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on September 2, 2015 and is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The Fund’s primary investment objective is to provide high current income and its secondary objective is to provide capital preservation. The authorized shares of the Fund are divided into six classes designated Class A, C, F, I, R and Z shares. Each of the Fund’s shares has equal dividend, liquidation and voting rights (except for matters relating to distribution and shareholder servicing of such shares).

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Forward foreign currency exchange contracts are valued daily at the prevailing forward exchange rate. Over-the-counter (OTC) options and total return swap contracts are valued based upon prices provided by a third-party pricing service or counterparty.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by the investment advisor to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

The Board of Directors has designated the investment advisor as the Fund’s “Valuation Designee” under Rule 2a-5 under the 1940 Act. As Valuation Designee, the investment advisor is authorized to make fair valuation determinations, subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the inputs used as of October 31, 2023 in valuing the Fund’s investments carried at value:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Preferred Securities—Exchange-Traded	$48,018,787	$—	$—	$48,018,787
Preferred Securities—Over-the-Counter	—	1,200,821,946	—	1,200,821,946
Corporate Bonds	—	346,740,925	—	346,740,925
Short-Term Investments	—	28,635,648	—	28,635,648

Total Investments in Securities(a)	$48,018,787	$1,576,198,519	$—	$1,624,217,306

Forward Foreign Currency Exchange Contracts	—	189,566	—	189,566
Over-the-Counter Total Return Swap Contracts	—	59,877	—	59,877

Total Derivative Assets(a)	$—	$249,443	$—	$249,443

Forward Foreign Currency Exchange Contracts	—	(60,544)	—	(60,544)

Total Derivative Liabilities(a)	$—	$(60,544)	$—	$(60,544)

(a)	Portfolio holdings are disclosed individually on the Schedule of Investments.

Security Transactions, Investment Income and Expense Allocations: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, which includes the amortization of premiums and accretion of discounts, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign currency transaction gains or losses arise from sales of foreign currencies, (excluding gains and losses on forward foreign currency exchange contracts, which are presented separately, if any) currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non-U.S. dollar denominated securities. A forward foreign currency exchange contract is a commitment between two parties to purchase or sell foreign currency at a set price on a future date. The market value of a forward foreign currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked to market daily and the change in value is recorded by the Fund as unrealized appreciation and/or depreciation on forward foreign currency exchange contracts. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on forward foreign currency exchange contracts. For federal income tax purposes, the Fund has made an election to treat gains and losses from forward foreign currency exchange contracts as capital gains and losses.

Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

Option Contracts: The Fund may purchase and write exchange-listed and OTC put or call options on securities, stock indices, currencies and other financial instruments for hedging purposes, to enhance portfolio returns and/or reduce overall volatility.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded on the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying investment. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

At October 31, 2023, the Fund did not have any option contracts outstanding.

Over-the-Counter Total Return Swap Contracts: In a total return swap, one party receives a periodic payment equal to the total return of a specified security, basket of securities, index, or other reference asset for a specified period of time. In return, the other party receives a fixed or variable stream of payments, typically based upon short-term interest rates, possibly plus or minus an agreed upon spread. During the term of the outstanding swap agreement, changes in the value of the swap are recorded as unrealized gains and losses. Periodic payments received or made are recorded as realized gains or losses in the Statement of Operations. The Fund bears the risk of loss in the event of nonperformance by the swap counterparty. Risks may also arise from unanticipated movements in the value of exchange rates, interest rates, securities, index, or other reference asset.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund based on the NAV per share at the close of business on the payable date, unless the shareholder has elected to have them paid in cash.

Dividends from net investment income are subject to recharacterization for tax purposes.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company (RIC), if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to RICs, and by distributing substantially all of its taxable earnings to its shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis. Accordingly, no provision for federal income or excise tax is

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necessary. Dividend and interest income from holdings in non-U.S. securities are recorded net of non-U.S. taxes paid. Management has analyzed the Fund’s tax positions taken on federal and applicable state income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of October 31, 2023, no additional provisions for income tax are required in the Fund’s financial statements. The Fund’s tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Advisory Fees, Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: Cohen & Steers Capital Management, Inc. serves as the Fund’s investment advisor pursuant to an investment advisory agreement (the investment advisory agreement). Under the terms of the investment advisory agreement, the investment advisor provides the Fund with day-to-day investment decisions and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the investment advisor receives a fee, accrued daily and paid monthly, at the annual rate of 0.65% of the average daily net assets of the Fund.

For the six months ended October 31, 2023, and through June 30, 2025, the investment advisor has contractually agreed to waive its fee and/or reimburse expenses so that the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, taxes and extraordinary expenses) do not exceed 0.95% for Class A shares, 1.60% for Class C shares, 0.60% for Class F shares, 0.60% for Class I shares, 1.10% for Class R shares and 0.60% for Class Z shares. This contractual agreement can be amended at any time by agreement of the Board of Directors of the Fund and the investment advisor and will terminate automatically in the event of termination of the investment advisory agreement between the Fund and the investment advisor. For the six months ended October 31, 2023, fees waived and/or expenses reimbursed totaled $1,886,569.

Administration Fees: The Fund has entered into an administration agreement with the investment advisor under which the investment advisor performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.05% of the average daily net assets of the Fund. For the six months ended October 31, 2023, the Fund incurred $444,555 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Distribution and Service Fees: Shares of the Fund are distributed by Cohen & Steers Securities, LLC (the distributor), an affiliated entity of the investment advisor. The Fund has adopted a distribution and service plan (the plan) pursuant to Rule 12b-1 under the 1940 Act, which allows the Fund to pay distribution fees for the sale and distribution of its shares. The plan provides that the Fund will pay the distributor a monthly distribution fee, accrued daily and paid monthly, at an annual rate of up to 0.25%, 0.75% and 0.50% of the average daily net assets attributable to Class A, Class C and Class R shares, respectively. In addition, also under the plan, the Fund may pay the distributor a monthly service fee, accrued daily and paid monthly, at an annual rate of up to 0.10% and 0.25% of the average daily net

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

assets attributable to Class A and Class C shares, respectively. The amounts paid pursuant to the plan for Class A, Class C and Class R shares may also be used to pay for services to Fund shareholders or services related to the maintenance of shareholder accounts.

Shareholder Servicing Fees: For shareholder services, the Fund pays the distributor or its affiliates a fee, accrued daily, at an annual rate of up to 0.10% of the average daily net assets of the Fund’s Class I shares. The distributor is responsible for paying qualified financial institutions for shareholder services.

Sales Charges and Contingent Deferred Sales Charges: There is a maximum initial sales charge of 2.00% for Class A shares. There is a contingent deferred sales charge (CDSC) of 1.00% on purchases of $500,000 or more of Class A shares, which applies if redemption occurs within one year from purchase. There is a CDSC of 1.00% on Class C shares, which applies if redemption occurs within one year from purchase. For the six months ended October 31, 2023, the Fund has been advised that the distributor paid $5,559, which represents a portion of the sales commissions paid by shareholders from the sale of Class A shares, and $8,543 and $0 of CDSC relating to redemptions of Class A and Class C shares, respectively. The distributor has advised the Fund that proceeds from the CDSC on these classes are used by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of these classes, including payments to dealers and other financial intermediaries for selling these classes. The payment of a CDSC may result in the distributor receiving amounts greater or less than the upfront commission paid by the distributor to the financial intermediary.

Directors’ and Officers’ Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment advisor. The Fund does not pay compensation to directors and officers affiliated with the investment advisor except for the Chief Compliance Officer, who received compensation from the investment advisor, which was reimbursed by the Fund, in the amount of $6,400 for the six months ended October 31, 2023.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended October 31, 2023, totaled $364,554,603 and $691,806,962, respectively.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 4. Derivative Investments

The following tables present the value of derivatives held at October 31, 2023 and the effect of derivatives held during the six months ended October 31, 2023, along with the respective location in the financial statements.

Statement of Assets and Liabilities

	Assets		Liabilities
Derivatives	Location	Fair Value	Location	Fair Value
Credit Risk:
Total Return Swap Contracts—Over-the-Counter	Total return swap contracts, at value	$59,877	—	$—
Foreign Currency Exchange Risk:
Forward Foreign Currency Exchange Contracts(a)	Unrealized appreciation	189,566	Unrealized depreciation	60,544

(a)	Forward foreign currency exchange contracts executed with Brown Brothers Harriman are not subject to a master netting agreement or another similar arrangement.

Statement of Operations

Derivatives	Location	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Credit Risk:
Total Return Swap Contracts	Net Realized and Unrealized Gain (Loss)	$(269,657)	$95,219
Foreign Currency Exchange Risk:
Forward Foreign Currency Exchange Contracts	Net Realized and Unrealized Gain (Loss)	794,525	680,233

At October 31, 2023, the Fund’s derivative assets and liabilities (by type), which are subject to a master netting agreement, are as follows:

Derivative Financial Instruments	Assets	Liabilities
Credit Risk:
Total Return Swap Contracts	$59,877	$—

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received and pledged by the Fund, if any, as of October 31, 2023:

Counterparty	Gross Amount of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received(a)	Net Amount of Derivative Asset(b)
BNP Paribas	$59,877	$—	$(59,877)	$—

(a)	Collateral received or pledged is limited to the net derivative asset or net derivative liability amounts. Actual collateral amounts received or pledged may be higher than amounts above.
(b)	Net amount represents the net receivable from the counterparty or net payable due to the counterparty in the event of default.

The following summarizes the volume of the Fund’s total return swap contracts and forward foreign currency exchange contracts activity for the six months ended October 31, 2023:

	Total Return Swap Contracts(a)	Forward Foreign Currency Exchange Contracts
Average Notional Amount	$13,623,452	$44,294,282

(a)	Average notional amounts represent the average for the period in which the Fund had total return swap contracts outstanding.

Note 5. Income Tax Information

As of October 31, 2023, the federal tax cost and net unrealized appreciation (depreciation) in value of investments held were as follows:

Cost of investments in securities for federal income tax purposes	$1,738,911,020

Gross unrealized appreciation on investments	$1,633,731
Gross unrealized depreciation on investments	(116,138,546)

Net unrealized appreciation (depreciation) on investments	$(114,504,815)

As of April 30, 2023, the Fund has a net capital loss carryforward of $226,905,593 which may be used to offset future capital gains. These losses are a short-term capital loss carryforward of $86,162,413 and long-term capital loss carryforward of $140,743,180, which under current federal

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

income tax rules, may offset capital gains recognized in any future period. Additionally, the Fund incurred ordinary losses of $559,792 after December 31, 2022 that it has elected to treat as arising in the following fiscal year.

Note 6. Capital Stock

The Fund is authorized to issue 1.4 billion shares of capital stock, at a par value of $0.001 per share, classified in six classes as follows: 200 million of Class A capital stock, 200 million of Class C capital stock, 200 million of Class F capital stock, 400 million of Class I capital stock, 200 million of Class R capital stock and 200 million of Class Z capital stock. The Board of Directors of the Fund may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. With the exception of Class C shares held through certain intermediaries, Class C shares will automatically convert into Class A shares on a monthly basis approximately eight years after the original date of purchase. Transactions in Fund shares were as follows:

	For the Six Months Ended October 31, 2023		For the Year Ended April 30, 2023
	Shares	Amount	Shares	Amount
Class A:
Sold	3,531,693	$31,386,496	6,843,371	$62,208,330
Issued as reinvestment of dividends and distributions	369,410	3,288,257	806,513	7,309,657
Redeemed	(4,422,257)	(39,367,272)	(17,120,630)	(154,721,955)

Net increase (decrease)	(521,154)	$(4,692,519)	(9,470,746)	$(85,203,968)

Class C:
Sold	274,070	$2,432,475	1,561,054	$14,132,196
Issued as reinvestment of dividends and distributions	83,185	738,866	168,962	1,526,954
Redeemed	(1,188,291)	(10,544,847)	(3,393,697)	(30,723,375)

Net increase (decrease)	(831,036)	$(7,373,506)	(1,663,681)	$(15,064,225)

Class F:
Sold	369,075	$3,270,369	7,306,408	$66,360,876
Issued as reinvestment of dividends and distributions	47,470	420,848	89,662	807,389
Redeemed	(1,436,936)	(12,730,091)	(1,852,929)	(16,563,967)

Net increase (decrease)	(1,020,391)	$(9,038,874)	5,543,141	$50,604,298

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

	For the Six Months Ended October 31, 2023		For the Year Ended April 30, 2023
	Shares	Amount	Shares	Amount
Class I:
Sold	20,782,125	$184,343,583	125,650,902	$1,140,909,664
Issued as reinvestment of dividends and distributions	2,980,652	26,437,128	7,962,547	71,967,479
Redeemed	(57,694,915)	(511,510,419)	(218,561,658)	(1,973,470,496)

Net increase (decrease)	(33,932,138)	$(300,729,708)	(84,948,209)	$(760,593,353)

Class R:
Sold	—	$—	—	$—

Issued as reinvestment of dividends and distributions	746	6,644	1,290	11,691
Redeemed	—	—	(1,864)	(17,096)

Net increase (decrease)	746	$6,644	(574)	$(5,405)

Class Z:
Sold	13,756	$122,550	367	$3,326
Issued as reinvestment of dividends and distributions	178	1,573	1,163	10,559
Redeemed	(13,704)	(120,595)	(77,617)	(691,496)

Net increase (decrease)	230	$3,528	(76,087)	$(677,611)

Note 7. Other Risks

Preferred Securities Risk: Preferred securities are subject to credit risk, which is the risk that a security will decline in price, or the issuer of the security will fail to make dividend, interest or principal payments when due, because the issuer experiences a decline in its financial status. Preferred securities are also subject to interest rate risk and may decline in value because of changes in market interest rates. The Fund may be subject to a greater risk of rising interest rates than would normally be the case in an environment of low interest rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. In addition, an issuer may be permitted to defer or omit distributions. Preferred securities are also generally subordinated to bonds and other debt instruments in a company’s capital structure. During periods of declining interest rates, an issuer may be able to exercise an option to redeem (call) its issue at par earlier than scheduled, and the Fund may be forced to reinvest in lower yielding securities. Certain preferred securities may be substantially less liquid than many other securities, such as common stocks. Generally, preferred security holders have

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

no voting rights with respect to the issuing company unless certain events occur. Certain preferred securities may give the issuers special redemption rights allowing the securities to be redeemed prior to a specified date if certain events occur, such as changes to tax or securities laws.

Risks associated with preferred securities differ from risks inherent with other investments. In particular, in the event of bankruptcy, a company’s preferred securities are senior to common stock but subordinated to all other types of corporate debt. Corporate bonds sit higher in the capital structure than preferred securities, and therefore in the event of bankruptcy, will be senior to the preferred securities.

Duration Risk: Duration is a mathematical calculation of the average life of a fixed-income or preferred security that serves as a measure of the security’s price risk to changes in interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes than securities with shorter durations. Duration differs from maturity in that it considers potential changes to interest rates, and a security’s coupon payments, yield, price and par value and call features, in addition to the amount of time until the security matures. Various techniques may be used to shorten or lengthen the Fund’s duration. The duration of a security will be expected to change over time with changes in market factors and time to maturity.

Credit and Below-Investment-Grade Securities Risk: Preferred securities may be rated below-investment-grade or may be unrated. Below-investment-grade securities, or equivalent unrated securities, which are commonly known as “high-yield bonds” or “junk bonds,” generally involve greater volatility of price and risk of loss of income and principal, and may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of those securities and adversely affect the ability of the issuers of those securities to repay principal and interest on those securities.

Concentration Risk: Because the Fund invests at least 25% of its net assets in the financials sector, it will be more susceptible to adverse economic or regulatory occurrences affecting this sector, such as changes in interest rates, loan concentration and competition. In addition, the Fund will also be subject to the risks of investing in the individual industries and securities that comprise the financials sector, including the bank, diversified financials, real estate (including REITs) and insurance industries. To the extent that the Fund focuses its investments in other sectors or industries, such as (but not limited to) energy, industrials, utilities, pipelines, health care and telecommunications, the Fund will be subject to the risks associated with these particular sectors and industries. These sectors and industries may be adversely affected by, among others, changes in government regulation, world events and economic conditions.

Liquidity Risk: Liquidity risk is the risk that particular investments of the Fund may become difficult to sell or purchase. The market for certain investments may become less liquid or illiquid due to adverse changes in the conditions of a particular issuer or due to adverse market or economic conditions. In addition, dealer inventories of certain securities, which provide an indication of the ability of dealers to engage in “market making,” are at, or near, historic lows in relation to market size, which has the potential to increase price volatility in the fixed income markets in which the Fund invests. Federal banking regulations may also cause certain dealers to reduce their inventories of certain securities,

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

which may further decrease the Fund’s ability to buy or sell such securities. As a result of this decreased liquidity, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance. Further, transactions in less liquid or illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

Foreign (Non-U.S.) Securities Risk: The Fund directly purchases securities of foreign issuers. Risks of investing in foreign securities include currency risks, future political and economic developments and possible imposition of foreign withholding taxes on income or proceeds payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Contingent Capital Securities Risk: Contingent capital securities (sometimes referred to as “CoCos”) are debt or preferred securities with loss absorption characteristics built into the terms of the security, for example, a mandatory conversion into common stock of the issuer under certain circumstances, such as the issuer’s capital ratio falling below a certain level. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero, and conversion would deepen the subordination of the investor, hence worsening the investor’s standing in a bankruptcy. Some CoCos provide for a reduction in the value or principal amount of the security (potentially to zero) under such circumstances. In March 2023, a Swiss regulator required a write-down of outstanding CoCos to zero notwithstanding the fact that the equity shares continued to exist and have economic value. It is currently unclear whether regulators of issuers in other jurisdictions will take similar actions. Notwithstanding these risks, the Fund may continue to invest in CoCos issued by Swiss companies and by companies in other jurisdictions. In addition, most CoCos are considered to be high yield or “junk” securities and are therefore subject to the risks of investing in below-investment-grade securities. Finally, CoCo issuers can, at their discretion, suspend dividend distributions on their CoCo securities and are more likely to do so in response to negative economic conditions and/or government regulation. Omitted distributions are typically non-cumulative and will not be paid on a future date. Any omitted distribution may negatively impact the returns or distribution rate of the Fund.

Geopolitical Risk: Occurrence of global events similar to those in recent years, such as war (including Russia’s military invasion of Ukraine), terrorist attacks, natural or environmental disasters, country instability, infectious disease epidemics or pandemics, such as that caused by COVID-19, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its respective union and related geopolitical events, may result in market volatility and may have long-lasting impacts on U.S. and global economies and financial markets. Supply chain disruptions or significant changes in the supply or prices of commodities or other economic inputs may have material and unexpected effects on both global securities markets and individual countries, regions, sectors, companies or industries. Events occurring in one region of the world may negatively impact industries and regions that are not otherwise directly impacted by the events. Additionally, those events, as well as

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

other changes in foreign and domestic political and economic conditions, could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments.

Although the long-term economic fallout of COVID-19 is difficult to predict, it has contributed to, and may continue to contribute to, market volatility, inflation and systemic economic weakness. COVID-19 and efforts to contain its spread may also exacerbate other pre-existing political, social, economic, market and financial risks. In addition, the U.S. government and other central banks across Europe, Asia, and elsewhere announced and/or adopted economic relief packages in response to COVID-19. The end of any such program could cause market downturns, disruptions and volatility, particularly if markets view the ending as premature. The U.S. federal government ended the COVID-19 public emergency declaration on May 11, 2023, however, the effects of the COVID-19 pandemic are expected to continue and the risk that new variants of COVID-19 may emerge remains. Therefore the economic outlook, particularly for certain industries and businesses, remains inherently uncertain.

On January 31, 2020, the United Kingdom (UK) withdrew from the European Union (EU) (referred to as Brexit), commencing a transition period that ended on December 31, 2020. The EU-UK Trade and Cooperation Agreement, a bilateral trade and cooperation deal governing the future relationship between the UK and the EU (TCA), provisionally went into effect on January 1, 2021, and entered into force officially on May 1, 2021, but critical aspects of the relationship remain unresolved and subject to further negotiation and agreement. Brexit has resulted in volatility in European and global markets and could have negative long-term impacts on financial markets in the UK and throughout Europe. There is still considerable uncertainty relating to the potential consequences of the exit, how the negotiations for new trade agreements will be conducted, and whether the UK’s exit will increase the likelihood of other countries also departing the EU. During this period of uncertainty, the negative impact on the UK, European and broader global economies, could be significant, potentially resulting in increased market volatility and illiquidity, political, economic, and legal uncertainty, and lower economic growth for companies that rely significantly on Europe for their business activities and revenues.

On February 24, 2022, Russia launched a large-scale invasion of Ukraine significantly amplifying already existing geopolitical tensions. The United States and many other countries have instituted various economic sanctions against Russia, Russian individuals and entities and Belarus. The extent and duration of the military action, sanctions imposed and other punitive actions taken (including any Russian retaliatory responses to such sanctions and actions), and resulting disruptions in Europe and globally cannot be predicted, but could be significant and have a severe adverse effect on the global economy, securities markets and commodities markets globally, including through global supply chain disruptions, increased inflationary pressures and reduced economic activity. Ongoing conflicts in the Middle East could have similar negative impacts. To the extent the Fund has exposure to the energy sector, the Fund may be especially susceptible to these risks. Furthermore, in March 2023, the shut-down of certain financial institutions raised economic concerns over disruption in the U.S. banking system. There can be no certainty that the actions taken by the U.S. government to strengthen public confidence in the U.S. banking system will be effective in mitigating the effects of financial institution failures on the economy and restoring public confidence in the U.S. banking system. These disruptions

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

may also make it difficult to value the Fund’s portfolio investments and cause certain of the Fund’s investments to become illiquid. The strengthening or weakening of the U.S. dollar relative to other currencies may, among other things, adversely affect the Fund’s investments denominated in non-U.S. dollar currencies. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have, and the duration of those effects.

Regulatory Risk: The U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the mutual fund industry in general. The U.S. Securities and Exchange Commission’s (SEC)’s final rules, related requirements and amendments to modernize reporting and disclosure, along with other potential upcoming regulations, could, among other things, restrict the Fund’s ability to engage in transactions, impact flows into the Fund and/or increase overall expenses of the Fund. In addition to Rule 18f-4, which governs the way derivatives are used by registered investment companies, the SEC, Congress, various exchanges and regulatory and self-regulatory authorities, both domestic and foreign, have undertaken reviews of the use of derivatives by registered investment companies, which could affect the nature and extent of instruments used by the Fund. The Fund and the instruments in which it invests may be subject to new or additional regulatory constraints in the future. While the full extent of all of these regulations is still unclear, these regulations and actions may adversely affect both the Fund and the instruments in which the Fund invests and its ability to execute its investment strategy. For example, climate change regulation (such as decarbonization legislation, other mandatory controls to reduce emissions of greenhouse gases, or related disclosure requirements) could significantly affect the Fund or its investments by, among other things, increasing compliance costs or underlying companies’ operating costs and capital expenditures. Similarly, regulatory developments in other countries may have an unpredictable and adverse impact on the Fund.

This is not a complete list of the risks of investing in the Fund. For additional information concerning the risks of investing in the Fund, please consult the Fund’s prospectus.

Note 8. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 9. New Accounting Pronouncement

In January 2021, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No. 2021-01 (ASU 2021-01), “Reference Rate Reform (Topic 848)”. Additionally, in December 2022, the FASB issued Accounting Standards Update No. 2022-06 (ASU 2022-06), “Reference Rate Reform (Topic 848)”. ASU 2022-06 and ASU 2021-01 are updates to ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, and the reference rate reform initiatives regulators have undertaken to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The ASU 2022-06 update extends the period of time preparers can use the reference rate reform relief guidance by two years. ASU 2022-06 defers the sunset date of Topic 848 from December 31, 2022 to December 31, 2024, after which entities will no longer be permitted to apply the relief in Topic 848. The amendments in these updates are effective immediately through December 31, 2024, for all entities. Management has concluded that ASU 2021-01 or ASU 2022-06 did not have a material impact on the financial statements.

Note 10. Subsequent Events

Management has evaluated events and transactions occurring after October 31, 2023 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the SEC’s website at http://www.sec.gov. In addition, the Fund’s proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC’s website at http://www.sec.gov.

Disclosures of the Fund’s complete holdings are required to be made monthly on Form N-PORT, with every third month made available to the public by the SEC 60 days after the end of the Fund’s fiscal quarter. The Fund’s Form N-PORT is available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC’s website at http://www.sec.gov.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purpose and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. Distributions in excess of the Fund’s investment company taxable income and net realized gains are a return of capital distributed from the Fund’s assets. To the extent this occurs, the Fund’s shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distribution is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Addition to Portfolio Management Team

Effective January 31, 2024, Mr. Robert Kastoff will be added as portfolio manager of the Fund. Mr. Kastoff joined the investment advisor in 2013 and currently serves as Vice President of the investment advisor.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Directors of the Fund, including a majority of the directors who are not parties to the Fund’s investment advisory agreement (the Advisory Agreement), or interested persons of any such party (the Independent Directors), has the responsibility under the Investment Company Act of 1940 to approve the Fund’s Advisory Agreement for its initial two year term and its continuation annually thereafter at a meeting of the Board of Directors called for the purpose of voting on the approval or continuation. The Advisory Agreement was discussed at a meeting of the Independent Directors, in their capacity as the Contract Review Committee, held on June 6, 2023 and at meetings of the full Board of Directors held on March 14, 2023 and June 13, 2023. The Independent Directors, in their capacity as the Contract Review Committee, also discussed the Advisory Agreement in executive session on June 13, 2023. At the meeting of the full Board of Directors on June 13, 2023, the Advisory Agreement was unanimously continued for a term ending June 30, 2024 by the Fund’s Board of Directors, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meetings and executive session.

In considering whether to continue the Advisory Agreement, the Board of Directors reviewed materials provided by an independent data provider, which included, among other items, fee, expense and performance information compared to peer funds (the Peer Funds and, collectively with the Fund, the Peer Group) and performance comparisons to a larger category universe; summary information prepared by the Fund’s investment advisor (the Investment Advisor); and a memorandum from counsel to the Independent Directors outlining the legal duties of the Board of Directors. The Board of Directors also considered a supplemental peer group compiled by the Investment Advisor when evaluating the Fund’s performance and fees and expenses; the Investment Advisor believes the supplemental peer group is more representative of the Fund’s investment strategy because most Peer Funds are not short duration funds, and the Fund has a different investment objective than most Peer Funds. The Board of Directors also spoke directly with representatives of the independent data provider and met with investment advisory personnel. In addition, the Board of Directors considered information provided from time to time by the Investment Advisor throughout the year at meetings of the Board of Directors, including presentations by portfolio managers relating to the investment performance of the Fund and the investment strategies used in pursuing the Fund’s objective. The Board of Directors also considered information provided by the Investment Advisor in response to a request for information submitted by counsel to the Independent Directors, on behalf of the Independent Directors, as well as information provided by the Investment Advisor in response to a supplemental request. In particular, the Board of Directors considered the following:

(i) The nature, extent and quality of services to be provided by the Investment Advisor: The Board of Directors reviewed the services that the Investment Advisor provides to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund, placing orders for the investment and reinvestment of the Fund’s assets, furnishing information to the Board of Directors of the Fund regarding the Fund’s portfolio, providing individuals to serve as Fund officers, and generally managing the Fund’s investments in accordance with the stated policies of the Fund. The Board of Directors also discussed with officers and portfolio managers of the Fund the types of transactions conducted on behalf of the Fund. Additionally, the Board of Directors took into account the services provided by the Investment Advisor to its other funds and accounts, including those that have investment objectives and strategies similar to those of the Fund. The Board of Directors also considered the education,

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

background and experience of the Investment Advisor’s personnel, particularly noting the potential benefit that the portfolio managers’ work experience and favorable reputation can have on the Fund. The Board of Directors further noted the Investment Advisor’s ability to attract qualified and experienced personnel. The Board of Directors also considered the administrative services provided by the Investment Advisor, including compliance and accounting services. After consideration of the above factors, among others, the Board of Directors concluded that the nature, extent and quality of services provided by the Investment Advisor are satisfactory and appropriate.

(ii) Investment performance of the Fund and the Investment Advisor: The Board of Directors considered the investment performance of the Fund compared to Peer Funds and compared to a relevant benchmark and a relevant blended benchmark. The Board of Directors noted that the Fund outperformed the Peer Group median for the one- and five-year periods ended March 31, 2023, ranking the Fund two out of six peers and three out of six peers, respectively. The Fund underperformed the Peer Group median for the three-year period, ranking the Fund four out of six peers. The Board of Directors considered that the Fund outperformed the relevant benchmark for the three- and five-year periods and underperformed for the one-year period ended March 31, 2023. The Board of Directors noted that the Fund outperformed the relevant blended benchmark for the one-year period, performed in-line for the three-year period and underperformed for the five-year period ended March 31, 2023. The Board of Directors also considered the Fund’s performance compared to a supplemental peer group compiled by the Investment Advisor, and noted that the Fund represented the supplemental peer group median for the three- and five- year periods and underperformed the supplemental peer group median for the one-year period ended March 31, 2023, ranking seven out of thirteen, seven out of thirteen and thirteen out of thirteen peers for each period, respectively. The Board of Directors engaged in discussions with the Investment Advisor regarding the contributors to and detractors from the Fund’s performance during the period. The Board of Directors also considered supplemental information provided by the Investment Advisor, including a narrative summary of various factors affecting performance and the Investment Advisor’s performance in managing similarly managed funds and accounts. The Board of Directors determined that Fund performance, in light of all the considerations noted above, supported the continuation of the Advisory Agreement.

(iii) Cost of the services to be provided and profits to be realized by the Investment Advisor from the relationship with the Fund: The Board of Directors considered the contractual and actual management fees paid by the Fund as well as the Fund’s total expense ratio. As part of its analysis, the Board of Directors gave consideration to the fee and expense analyses provided by the independent data provider. The Board of Directors noted that the Fund’s actual management fee and total expense ratio were the lowest in the Peer Group, ranking the Fund one out of six peers for each. The Board of Directors also considered the Fund’s fees and expenses versus the supplemental peer group compiled by the Investment Advisor and noted that the Fund’s actual management fee versus the supplemental peer group was in-line with the supplemental peer group median, ranking nine out of thirteen peers. The Board further noted that the Fund’s overall net expense ratio versus the supplemental peer group is higher than the supplemental peer group median, ranking nine out of thirteen peers. The Board of Directors considered that the Investment Advisor continues to waive a portion of its fees and/or reimburse expenses to limit the overall operating expenses of the Fund. In light of all the considerations above, the Board of Directors concluded that the Fund’s current expense structure was satisfactory.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

The Board of Directors also reviewed information regarding the profitability to the Investment Advisor of its relationship with the Fund. The Board of Directors considered the level of the Investment Advisor’s profits and whether the profits were reasonable for the Investment Advisor. The Board of Directors noted that the Investment Advisor is currently waiving a portion of its fee and/or reimbursing expenses of the Fund. The Board of Directors took into consideration other benefits to be derived by the Investment Advisor in connection with the Advisory Agreement, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, that the Investment Advisor receives by allocating the Fund’s brokerage transactions. The Board of Directors further considered that the Investment Advisor continues to reinvest profits back in the business, including upgrading and/or implementing new trading, compliance and accounting systems, and by adding investment personnel to the portfolio management teams. The Board of Directors also considered the administrative services provided by the Investment Advisor and the associated administration fee paid to the Investment Advisor for such services under the Administration Agreement. The Board of Directors determined that the services received under the Administration Agreement are beneficial to the Fund. The Board of Directors concluded that the profits realized by the Investment Advisor from its relationship with the Fund were reasonable and consistent with the Investment Advisor’s fiduciary duties.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board of Directors noted that the Investment Advisor is currently waiving a portion of its fee and/or reimbursing expenses to limit the overall operating expenses of the Fund. In light of the considerations above, the Board of Directors determined that economies of scale are being shared with shareholders and will continue to be shared with shareholders, concluding that the Fund’s expense structure was satisfactory. In considering economies of scale, the Board of Directors also noted, as discussed above in (iii), that the Investment Advisor continues to reinvest profits back in the business.

(v) Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisors or other clients: As discussed above in (iii), the Board of Directors compared the fees paid under the Advisory Agreement to those under other investment advisory contracts of other investment advisors managing Peer Funds. The Board of Directors also compared the services rendered and fees paid under the Advisory Agreement to fees paid, including the ranges of such fees, under the Investment Advisor’s other fund advisory agreements and advisory contracts with institutional and other clients with similar investment mandates, noting that the Investment Advisor provides more services to the Fund than it does for institutional or subadvised accounts. The Board of Directors also considered the entrepreneurial risk and financial exposure assumed by the Investment Advisor in developing and managing the Fund that the Investment Advisor does not have with institutional and other clients and other differences in the management of registered investment companies and institutional accounts. The Board of Directors determined that on a comparative basis the fees under the Advisory Agreement were reasonable in relation to the services provided.

No single factor was cited as determinative to the decision of the Board of Directors, and each Director may have assigned different weights to the various factors. Rather, after weighing all of the considerations and conclusions discussed above, the Board of Directors, including the Independent Directors, unanimously approved the continuation of the Advisory Agreement.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

LIQUIDITY RISK MANAGEMENT PROGRAM

Pursuant to Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule), the Fund has adopted and implemented a liquidity risk management program (the Program). The Liquidity Rule requires an open-end investment company to adopt a program that is reasonably designed to assess and manage its liquidity risk, which is the risk that an open-end investment company could not meet redemption requests without significant dilution of remaining investors’ interests in the open-end investment company. The Board has designated Cohen & Steers Capital Management, Inc. (the Investment Advisor) as the administrator of the Program. The Investment Advisor has delegated this responsibility to the Liquidity Risk Management Committee (the LRM Committee), which is comprised of representatives from various departments within the Investment Advisor. The Program includes policies and procedures reasonably designed to: (1) assess, manage, and periodically review the Fund’s liquidity risk; (2) classify the Fund’s portfolio investments as highly liquid, moderately liquid, less liquid, or illiquid; (3) determine a highly liquid investment minimum (HLIM) for the Fund or determine that one is not required; (4) limit the Fund’s illiquid investments to no more than 15% of its net assets; and (5) establish how and when the Fund will engage in in-kind redemptions.

The Board met on June 13, 2023 (the Meeting) to review the Program. At the Meeting, the LRM Committee provided the Board with a report that addressed the operation of the Program, including its implementation and effectiveness in assessing and managing the Fund’s liquidity risk (the Report). The Report covered the period from April 1, 2022 through March 31, 2023 (the Reporting Period).

The Report described the LRM Committee’s role in administering the Program, which complied with the Liquidity Rule requirements for assessing, managing and reviewing the Fund’s liquidity risk through the LRM Committee’s daily monitoring and quarterly analysis of liquidity parameters which include historical net redemption activity and consideration of the Fund’s shareholder ownership concentration, as applicable. The Report noted that the Fund’s investments are categorized into one of four liquidity buckets: highly liquid, moderately liquid, less liquid and illiquid. Liquidity classifications take into account a variety of market, trading, and investment factors, including the Fund’s reasonably anticipated trade size. The Investment Advisor has engaged a third-party vendor to assist with the classification of portfolio investments. The Report also described the LRM Committee’s determination that the Fund is a primarily highly liquid fund under the Liquidity Rule.

The Report noted that there were no liquidity events during the Reporting Period that materially impacted the Fund’s ability to timely meet redemptions without significantly diluting remaining shareholders’ interests. The Report concluded that the Program is operating as intended, effective in implementing the requirements of the Liquidity Rule and reasonably designed to assess and manage the Fund’s liquidity risk.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Transaction history and account transactions

• Purchase history and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?

For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies—	No	We don’t share

For our affiliates’ everyday business purposes— information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share

For our affiliates to market to you—	No	We don’t share

For non-affiliates to market to you—	No	We don’t share

Questions? Call 800.330.7348

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are

Who is providing this notice?	Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers Japan Limited, Cohen & Steers UK Limited, Cohen & Steers Ireland Limited, Cohen & Steers Singapore Private Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, Cohen & Steers).

What we do

How does Cohen & Steers protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?

We collect your personal information, for example, when you:

• Open an account or buy securities from us

• Provide account information or give us your contact information

• Make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

• sharing for affiliates’ everyday business purposes—information about your creditworthiness

• affiliates from using your information to market to you

• sharing for non-affiliates to market to you

State law and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

Cohen & Steers Open-End Mutual Funds

COHEN & STEERS REALTY SHARES

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSJAX, CSJCX, CSJIX, CSRSX, CSJRX, CSJZX

COHEN & STEERS REAL ESTATE SECURITIES FUND

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSEIX, CSCIX, CREFX, CSDIX, CIRRX, CSZIX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

•	Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities

•	Symbol: CSRIX

COHEN & STEERS GLOBAL REALTY SHARES

•	Designed for investors seeking total return, investing primarily in global real estate equity securities

•	Symbols: CSFAX, CSFCX, CSSPX, GRSRX, CSFZX

COHEN & STEERS INTERNATIONAL REALTY FUND

•	Designed for investors seeking total return, investing primarily in international (non-U.S.) real estate securities

•	Symbols: IRFAX, IRFCX, IRFIX, IRFRX, IRFZX

COHEN & STEERS REAL ASSETS FUND

•	Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

•	Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS PREFERRED SECURITIES

AND INCOME FUND

•	Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities issued by U.S. and non-U.S. companies

•	Symbols: CPXAX, CPXCX, CPXFX, CPXIX, CPRRX, CPXZX

COHEN & STEERS LOW DURATION PREFERRED

AND INCOME FUND

•	Designed for investors seeking high current income and capital preservation by investing in low-duration preferred and other income securities issued by U.S. and non-U.S. companies

•	Symbols: LPXAX, LPXCX, LPXFX, LPXIX, LPXRX, LPXZX

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND

•	Designed for investors seeking total return, investing primarily in midstream energy master limited partnership (MLP) units and related stocks

•	Symbols: MLOAX, MLOCX, MLOIX, MLORX, MLOZX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

•	Designed for investors seeking total return, investing primarily in global infrastructure securities

•	Symbols: CSUAX, CSUCX, CSUIX, CSURX, CSUZX

COHEN & STEERS ALTERNATIVE INCOME FUND

•	Designed for investors seeking high current income and capital appreciation, investing in equity, preferred and debt securities, focused on real assets and alternative income strategies

•	Symbols: DVFAX, DVFCX, DVFIX, DVFRX, DVFZX

Distributed by Cohen & Steers Securities, LLC.

Please consider the investment objectives, risks, charges and expenses of any Cohen & Steers U.S. registered open-end fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

OFFICERS AND DIRECTORS

Joseph M. Harvey

Director, Chair and Vice President

Adam M. Derechin

Director

Michael G. Clark

Director

George Grossman

Director

Dean A. Junkans

Director

Gerald J. Maginnis

Director

Jane F. Magpiong

Director

Daphne L. Richards

Director

Ramona Rogers-Windsor

Director

James Giallanza

President and Chief Executive Officer

Albert Laskaj

Treasurer and Chief Financial Officer

Dana A. DeVivo

Secretary and Chief Legal Officer

Stephen Murphy

Chief Compliance Officer

and Vice President

William F. Scapell

Vice President

Elaine Zaharis-Nikas

Vice President

KEY INFORMATION

Investment Advisor and Administrator

Cohen & Steers Capital Management, Inc.

1166 Avenue of the Americas, 30th Floor

New York, NY 10036

(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company

One Congress Street, Suite 1

Boston, MA 02114-2016

Transfer Agent

SS&C GIDS, Inc.

P.O. Box 219953

Kansas City, MO 64121-9953

(800) 437-9912

Legal Counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Distributor

Cohen & Steers Securities, LLC

1166 Avenue of the Americas, 30th Floor

New York, NY 10036

NASDAQ Symbol:	Class A—LPXAX
Class C—LPXCX
Class F—LPXFX
Class I—LPXIX
Class R—LPXRX
Class Z—LPXZX

Website: cohenandsteers.com

This report is authorized for delivery only to shareholders of Cohen & Steers Low Duration Preferred and Income Fund, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

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Cohen & Steers

Low Duration

Preferred and

Income Fund

Semiannual Report October 31, 2023

LPXAXSAR

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)

There were no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

By:	/s/ James Giallanza
Name: James Giallanza
Title: Principal Executive Officer
(President and Chief Executive Officer)

Date: December 28, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James Giallanza
Name: James Giallanza
Title: Principal Executive Officer
(President and Chief Executive Officer)

By:	/s/ Albert Laskaj
Name: Albert Laskaj
Title: Principal Financial Officer
(Treasurer and Chief Financial Officer)

Date: December 28, 2023